UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                April 1, 2005

Omtool, Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-22871	02-0447481
(Commission File Number)	(IRS Employer Identification No.)

8A Industrial Way Salem, NH	03079
(Address of Principal Executive Offices)	(Zip Code)

(603) 898-8900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)           Previous independent registered public accounting firm

On April 1, 2005, Omtool, Ltd. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm.  The decision to dismiss PwC was authorized and approved by the Audit Committee of the Board of Directors of the Company.

PwC’s reports on the Company’s financial statements for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2004 and 2003 and through April 1, 2005, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.

During the years ended December 31, 2004 and 2003 and through April 1, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that PwC furnish it with a letter addressed to the United States Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements.  A copy of such letter, dated April 7, 2005, is attached to this Report on Form 8-K as Exhibit 16.1.

(b)           New independent registered public accounting firm

On April 5, 2005, the Company engaged Vitale, Caturano & Company Ltd. (“Vitale Caturano”) as its independent registered public accounting firm to audit the Company’s financial statements. During the years ended December 31, 2004 and 2003 and through April 5, 2005, the Company did not consult with Vitale Caturano regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits.

16.1.  Letter from PricewaterhouseCoopers LLP, dated April 7, 2005, and addressed to the Commission, regarding the change in the Company’s certifying accountant.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMTOOL, LTD.

Date: April 7, 2005
	By:	/s/ Daniel A. Coccoluto
	Name:	Daniel A. Coccoluto

	Title:	Chief Financial Officer (Acting), Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16.1	Letter from PricewaterhouseCoopers LLP, dated April 7, 2005, and addressed to the Commission, regarding the change in the Company’s certifying accountant.